                                                                      Exhibit 24




                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being directors and/or officers of General Electric Capital Corporation, a Delaware corporation (the "Corporation"), hereby constitutes and appoints James A. Parke, Kathryn A. Cassidy and Brian T. McAnaney, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution and to act with or without the others, for him or her and in his or her name, place and stead in any and all capacities, to execute in the name of each such person and to file (i) a Registration Statement of the Corporation on Form S-3 under the Securities Act of 1933, as amended, with respect to $30,000,000,000 aggregate amount of the Corporation's debt securities, warrants, preferred stock, guarantees, letters of credit, promissory notes and loan obligations, (ii) a Registration Statement relating to the offering covered hereby filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended and (iii) any and all amendments and post-effective amendments relating to such Registration Statements as such person or persons executing the same pursuant to this Power of Attorney may approve.

      This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 18th day of February, 2004.


/s/ Dennis D. Dammerman
-----------------------
Dennis D. Dammerman
Chairman and Director
(Principal Executive Officer)

/s/ James A. Parke                          /s/ Philip D. Ameen
------------------                          -------------------
James A. Parke                              Philip D. Ameen
Vice Chairman, Chief Financial              Senior Vice President and Controller
Officer and Director                        (Principal Accounting Officer)
(Principal Financial Officer)

/s/ Kathryn A. Cassidy
----------------------
Kathryn A. Cassidy
Senior Vice President - Corporate Treasury
and Global Funding Operation


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/s/ David L. Calhoun                                      /s/ Michael A. Neal
--------------------                                      -------------------
David L. Calhoun                                          Michael A. Neal
Director                                                  Director

/s/ James A. Colica                                       /s/ David R. Nissen
-------------------                                       -------------------
James A. Colica                                           David R. Nissen
Director                                                  Director

/s/ Brackett B. Denniston                                 /s/ Ronald R. Pressman
-------------------------                                 ----------------------
Brackett B. Denniston                                     Ronald R. Pressman
Director                                                  Director

/s/ Arthur H. Harper                                      /s/ John M. Samuels
--------------------                                      -------------------
Arthur H. Harper                                          John M. Samuels
Director                                                  Director

/s/ Jeffrey R. Immelt                                     /s/ Keith S. Sherin
---------------------                                     -------------------
Jeffrey R. Immelt                                         Keith S. Sherin
Director                                                  Director

/s/ Robert A. Jeffe                                       /s/ Robert C. Wright
-------------------                                       --------------------
Robert A. Jeffe                                           Robert C. Wright
Director                                                  Director

/s/ John H. Myers
-----------------
John H. Myers
Director


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